EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Dean Wicker, the Chief Executive Officer, President and Chief Financial Officer of Newsearch, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 28th day of October, 2004.


                                            By:  /s/  Dean Wicker
                                               --------------------------------
                                                      Dean Wicker,
                                                      Chief Executive Officer,
                                                      President and
                                                      Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Newsearch, Inc. and will be retained by Newsearch, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.